2Q19 Supplemental Financial Package Thames Street Wharf

Table of Contents 2 Forward Looking Statements 03 Corporate Profile 04 Highlights 05 2019 Outlook & Assumptions 06 Summary Information 07 Net Asset Value Component Data 08 Summary Balance Sheet 09 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Debt Information 13 Core Debt to Core EBITDA 14 Capitalization & Financial Ratios 15 Property Portfolio 16 Development & Redevelopment Pipeline 18 Mezzanine Investments 19 Acquisitions & Dispositions 20 Construction Business Summary 21 Same Store NOI by Segment 22 Top 10 Tenants by Annualized Base Rent 23 Office Lease Summary 24 Office Lease Expirations 25 Retail Lease Summary 26 Retail Lease Expirations 27 Appendix – Definitions & Reconciliations 28 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 33 Reconciliation to GAAP Net Income 35

3 FORWARD- LOOKING STATEMENTS Armada Hoffler This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated October 31, 2019, which has been furnished as Exhibit 99.1 to our Form 8-K filed on October 31, 2019. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, mezzanine loan program, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward- looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward- looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

AHH LISTED NYSE

# Corporate Profile

4

**Armada Hoffler Properties, Inc. (NYSE: AHH)** is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes.

## BOARD OF DIRECTORS

**Daniel A. Hoffler**, Executive Chairman of the Board
**Louis S. Haddad**, Vice Chairman of the Board
**James C. Cherry**, Lead Independent Director
**George F. Allen**, Independent Director
**James A. Carroll**, Independent Director
**Eva S. Hardy**, Independent Director
**A. Russell Kirk**, Director
**Dorothy S. McAuliffe**, Independent Director
**John W. Snow**, Independent Director

## Corporate Officers

**Louis S. Haddad**, President and Chief Executive Officer
**Michael P. O'Hara**, Chief Financial Officer
**Eric E. Apperson**, President of Construction
**Shelly R. Hampton**, President of Asset Management

## Investor Relations

**Michael P. O'Hara**, Chief Financial Officer
757-366-6684
mohara@armadahoffler.com

## Analyst Coverage

**Bank of America Merrill Lynch**
**James Feldman**
(646) 855-5808
james.feldman@baml.com

**D. A. Davidson & Co.**
**Barry Oxford**
(212) 240-9871
boxford@dadco.com

**Janney, Montgomery, & Scott LLC**
**Robert Stevenson**
(646) 840-3217
robertstevenson@janney.com

**B. Riley FBR**
**Craig Kucera**
(540) 277-3366
craigkucera@brileyfbr.com

**Raymond James & Associates**
**Bill Crow**
(727) 567-2594
bill.crow@raymondjames.com

**Robert W. Baird & Co.**
**David Rodgers**
(216) 737-7341
drodgers@rwbaird.com

**Stifel, Nicolaus & Company Inc.**
**John Guinee**
(443) 224-1307
jwguinee@stifel.com

Highlights 5 • Net income attributable to common stockholders and OP Unit holders of $9.9 million, or $0.13 per diluted share, compared to $5.7 million, or $0.09 per diluted share, for the three months ended September 30, 2018. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $21.7 million, or $0.29 per diluted share, compared to $15.9 million, or $0.24 per diluted share, for the three months ended September 30, 2018. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $22.4 million, or $0.30 per diluted share, compared to $15.7 million, or $0.24 per diluted share, for the three months ended September 30, 2018. • Updated 2019 full-year Normalized FFO guidance to $1.16 to $1.18 per diluted share from $1.15 to $1.19 per diluted share. • Core operating property portfolio occupancy at 96.5% as of September 30, 2019 compared to 95.6% as of June 30, 2019. • Same Store Net Operating Income (“NOI”) increased for the 6th consecutive quarter with over 6% growth on both a GAAP and cash basis compared to the quarter ended September 30, 2018. Same Store NOI increased across all segments on both a GAAP and cash basis led by the office and multifamily segments where cash NOI was up 16.0% and 7.5%, respectively. • Positive releasing spreads on office lease renewals during the third quarter of 4.1% on both a GAAP and cash basis. Positive releasing spreads on retail lease renewals during the third quarter of 6.3% on a GAAP basis and 3.9% on a cash basis. • Announced that the Board of Directors appointed Dorothy S. McAuliffe as an independent director. • Announced Southern Post, a new $95 million mixed-use development in historic downtown Roswell, Georgia. The Company will be the majority partner in a joint venture to develop the project and anticipates commencing construction in the spring of 2020. • Completed the sale of Lightfoot Marketplace for gross proceeds of $30.3 million, representing a 5.8% cap rate on in-place net operating income. • Received payment in full of the $20.0 million balance outstanding under the North Decatur Square note receivable. • Subsequent to quarter end, announced that Apex Entertainment agreed to a long-term lease for all 84,000 square feet currently occupied by Dick's Sporting Goods in the Town Center of Virginia Beach. • Subsequent to quarter end, extended the maturity of our credit facility to 2024 for the senior unsecured revolving component and 2025 for the senior unsecured term loan component. • Raised $34.6 million of gross proceeds through our at-the-market equity offering program at an average price of $17.72 per share during the quarter ended September 30, 2019. Raised $82.7 million of gross proceeds at an average price of $16.48 per share year-to-date through October 31, 2019.

2019 Outlook & Assumptions 6 Outlook Low High Total NOI $102.8M $103.2M Construction Segment Gross Profit $4.5M $5.1M G&A expenses $12.3M $12.6M Mezzanine Interest Income (Net of Interest Expense)(1)(2) $16.3M $17.6M Interest Expense (Net of Mezzanine Interest Expense)(2) $25.1M $25.6M Normalized FFO per diluted share $1.16 $1.18 (1) Includes $4.5M of Annapolis Junction Loan Modification Fee. (2) Net of $5.5M of interest expense associated with funding the Company’s mezzanine program. GUIDANCE ASSUMPTIONS • Interest expense is calculated based on Forward LIBOR Curve, which forecasts LIBOR ending the year at 1.74%. • Assuming favorable market conditions, raising an additional $20M through the ATM program during the fourth quarter for a full year total of $95M. • Full-year weighted average share count of 72.6M.

AHH LISTED NYSE

# Summary Information

7

$ in thousands, except per share data

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | 9/30/2019 | 6/30/2019 | 3/31/2019 | 12/31/2018 | 9/30/2018 |
| **OPERATIONAL METRICS** | | | | | |
| Net income attributable to AHH and OP Unitholders | $9,869 | $5,992 | $6,514 | $4,895 | $5,669 |
| Net income attributable to AHH and OP Unitholders per diluted share | **$0.13** | **$0.08** | **$0.10** | **$0.07** | **$0.09** |
| Rental properties Net Operating Income (NOI) | 28,116 | 24,900 | 21,056 | 20,563 | 18,987 |
| General contracting and real estate services gross profit | 1,192 | 1,321 | 750 | 551 | 977 |
| Adjusted EBITDA[1] | 31,099 | 28,861 | 24,727 | 25,566 [2] | 20,387 |
| Funds From Operations (FFO) attributable to common stockholders and OP unit holders | 21,693 | 19,110 | 16,643 | 17,089 | 15,865 |
| FFO per diluted share attributable to common stockholders and OP unit holders | **$0.29** | **$0.27** | **$0.25** | **$0.26** | **$0.24** |
| Normalized FFO attributable to common stockholders and OP unit holders | 22,423 | 21,161 | 18,506 | 20,190 | 15,650 |
| Normalized FFO per diluted share attributable to common stockholders and OP unit holders | **$0.30** | **$0.30** | **$0.27** | **$0.30** | **$0.24** |
| Annualized dividend yield | 4.64% | 5.08% | 5.39% | 5.69% | 5.29% |
| **CAPITALIZATION** | | | | | |
| Common shares outstanding | 54,875 | 52,794 | 52,327 | 50,014 | 49,576 |
| Operating Partnership units outstanding | 21,167 | 21,178 | 16,992 | 17,110 | 17,167 |
| Common shares and OP units outstanding | 76,042 | 73,972 | 69,319 | 67,124 | 66,743 |
| Market price per common share | $18.09 | $16.55 | $15.59 | $14.06 | $15.11 |
| Common equity capitalization[3] | $1,375,600 | $1,224,237 | $1,080,683 | $943,763 | $1,008,487 |
| Preferred equity capitalization | 63,250 | 63,250 | - | - | - |
| Total equity capitalization | $1,438,850 | $1,287,487 | $1,080,683 | $943,763 | $1,008,487 |
| Total debt[4] | 951,891 | 956,068 | 744,123 | 700,722 | 660,608 |
| Total capitalization | 2,390,741 | 2,243,555 | 1,824,806 | 1,644,485 | 1,669,095 |
| Less: cash | (47,606) | (25,961) | (18,959) | (24,051) | (20,648) |
| Total enterprise value | $2,343,135 | $2,217,594 | $1,805,847 | $1,620,434 | $1,648,447 |
| **BALANCE SHEET METRICS** | | | | | |
| Core debt / enterprise value | 35.2% | 29.0% | 32.5% | 36.7% | 34.9% |
| Core debt + preferred equity / enterprise value | 37.9% | 31.8% | 32.5% | 36.7% | 34.9% |
| Fixed charge coverage ratio | 2.7x | 2.8x | 3.3x | 3.7x | 3.5x |
| Core debt / Annualized core EBITDA | 6.8x | 6.2x | 6.3x | 6.6x | 7.1x |
| Core debt + preferred equity / Annualized core EBITDA | 7.3x | 6.9x | 6.3x | 6.6x | 7.1x |
| **CORE PORTFOLIO OCCUPANCY** | | | | | |
| Office[5] | 96.6% | 94.6% | 94.9% | 93.3% | 93.8% |
| Retail[5] | 96.8% | 96.6% | 96.1% | 96.2% | 96.6% |
| Multifamily[6] | 95.8% | 94.7% [7] | 97.2% | 97.3% | 97.1% |
| Weighted Average[8] | 96.5% | 95.6% | 96.0% | 95.8% | 96.1% |

(1) See definition on page 30.
(2) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18.
(3) Includes common shares and OP units.
(4) Excludes GAAP adjustments.
(5) Office and retail occupancy based on leased square feet as a % of respective total.
(6) Multifamily occupancy based on occupied units as a % of respective total.
(7) Includes impact of seasonality, attributed to the reduced summer occupancy at the JHU student housing property.
(8) Total occupancy weighted by annualized base rent.

AHH LISTED NYSE

# Net Asset Value Component Data

8

In thousands

| Stabilized Portfolio NOI (Cash)[1] | Three months ended 9/30/2019 | Annualized 9/30/2019 |
|---|---|---|
| Stabilized Virginia Beach (VB) Town Center[1] | | |
| Office[2] | $3,324 | $13,296 |
| Retail[2] | 2,020 | 8,080 |
| Multifamily | 1,862 | 7,448 |
| Total Stabilized VB Town Center NOI | $7,206 | $28,824 |
| Stabilized Portfolio (Excludes VB Town Center)[1] | | |
| Office[2] | $2,783 | $11,132 |
| Retail | 12,897 | 51,588 |
| Multifamily | 3,921 | 15,684 |
| Total Stabilized Portfolio (Excludes VB Town Center) | $19,601 | $78,404 |
| Combined Stabilized Portfolio NOI | $26,807 | $107,228 |
| Run Rate Adjustments[1] | | |
| Signed Leases Not Yet Occupied or In Free Rent Period | $843 | $3,372 |
| Net Dispositions Completed Intra-Quarter | (217) | (868) |
| Total Run Rate Adjustments | $626 | $2,504 |
| Total | $27,433 | $109,732 |

| Non-Stabilized Portfolio and Development Pipeline (Cost Basis)[3] See page 18 for a list of properties | As of 9/30/2019 |
|---|---|
| Income Producing Properties | $61,000 |
| Construction In Process | 120,000 |
| Other Assets | 5,000 |
| Total Non-Stabilized Development Portfolio | 186,000 |
| Redevelopment in Process | 12,000 |
| Total Non-Stabilized Redevelopment and Development Portfolio | $198,000 |

| Third-Party General Contracting and Real Estate Services | Trailing 12 Months |
|---|---|
| General Contracting Gross Profit[4] | $7,230 |

| Non-Property Assets[5] | As of 9/30/2019 |
|---|---|
| Cash and Cash Equivalents | $44,195 |
| Restricted cash | 3,411 |
| Accounts Receivable | 22,850 |
| Notes Receivable, Including Mezzanine Investments[6] | 143,042 |
| Construction receivables, including retentions | 19,605 |
| Other Assets | 105,059 |
| Land Held for Development (Book Value) | 1,246 |
| Total Non-Property Assets | $339,408 |

| Liabilities[5] | As of 9/30/2019 |
|---|---|
| Mortgages and Notes Payable[6] | $951,891 |
| Accounts Payable and Accrued Liabilities | 18,339 |
| Construction Payables, Including Retentions | 36,516 |
| Other Liabilities | 66,970 |
| Total Liabilities | $1,073,716 |

| Preferred Equity | Liquidation Value |
|---|---|
| Series A Cumulative Redeemable Perpetual Preferred Stock | $63,250 |

| Common Equity | As of 9/30/2019 |
|---|---|
| Total common shares outstanding | 54,875 |
| Total OP units outstanding | 21,167 |
| Total Common Shares & OP Units Outstanding | 76,042 |

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes.
(3) NOI not included in Stabilized Portfolio.
(4) Includes $3.4 million from the sale of a distribution center.
(5) Excludes lease right of use assets and lease liabilities.
(6) Excludes GAAP adjustments.

Summary Balance Sheet 9 $ in thousands As of 9/30/2019 12/31/2018 Assets (Unaudited) Real estate investments: Income producing property $1,442,809 $1,037,917 Held for development 1,246 2,994 Construction in progress 129,830 135,675 Accumulated depreciation (214,146) (188,775) Net real estate investments 1,359,739 987,811 Real estate investments held for sale - 929 Cash and cash equivalents 44,195 21,254 Restricted cash 3,411 2,797 Accounts receivable, net 22,850 19,016 Notes receivable 148,744 138,683 Construction receivables, including retentions 19,605 16,154 Construction contract costs and estimated earnings in excess of billings 624 1,358 Equity method investments - 22,203 Operating lease right-of-use assets 33,179 - Finance lease right-of-use assets 24,277 - Other assets 104,435 55,177 Total Assets $1,761,059 $1,265,382 Liabilities and Equity Indebtedness, net $943,371 $694,239 Accounts payable and accrued liabilities 18,339 15,217 Construction payables, including retentions 36,516 50,796 Billings in excess of costs and estimated earnings 3,333 3,037 Operating lease liabilities 41,387 - Finance lease liabilities 17,891 - Other liabilities 63,637 46,203 Total Liabilities 1,124,474 809,492 Total Equity 636,585 455,890 Total Liabilities and Equity $1,761,059 $1,265,382

Summary Income Statement 10 In thousands, except per share data Three months ended Nine months ended 9/30/2019 9/30/2018 9/30/2019 9/30/2018 Revenues (Unaudited) Rental revenues $42,220 $28,930 $109,507 $86,227 General contracting and real estate services revenues 27,638 19,950 66,118 63,654 Total Revenues 69,858 48,880 175,625 149,881 Expenses     Rental expenses 9,924 7,103 24,615 20,049 Real estate taxes 4,180 2,840 10,759 8,388 General contracting and real estate services expenses 26,446 18,973 62,855 61,474 Depreciation and amortization 15,452 10,196 38,834 28,653 Amortization of right-of-use assets - finance leases 107 - 168 - General and administrative expenses 2,977 2,367 9,329 8,092 Acquisition, development and other pursuit costs 93 69 550 162 Impairment charges - 3 - 101 Total Expenses 59,179 41,551 147,110 126,919 Gain on real estate dispositions 4,699 - 4,699 - Operating Income 15,378 7,329 33,214 22,962 Interest income 5,710 2,545 16,622 7,152 Interest expense on indebtedness (8,828) (4,677) (22,205) (13,547) Interest expense on finance leases (228) - (340) - Loss on extinguishment of debt - (11) - (11) Change in fair value of interest rate derivatives (530) 298 (3,926) 1,256 Equity in income of unconsolidated real estate entities - - 273 - Other income 362 65 426 233 Income before taxes 11,864 5,549 24,064 18,045 Income tax benefit 199 120 339 552 Net Income $12,063 $5,669 $24,403 $18,597 Net income attributable to noncontrolling interest in investment entities (960) - (640) - Preferred stock dividends (1,234) - (1,388) - Net income attributable to AHH and OP Unitholders $9,869 $5,669 $22,375 $18,597 Net income attributable to AHH and OP Unit Holders per diluted share and unit $0.13 $0.09 $0.31 $0.29 Weighted Average Shares & Units - Diluted 74,543 66,362 71,256 64,052

AHH LISTED NYSE

# FFO, Normalized FFO & AFFO(1)

11

$ in thousands, except per share data

| | Three months ended (Unaudited) | | | | |
|---|---|---|---|---|---|
| | 9/30/2019 | 6/30/2019 | 3/31/2019 | 12/31/2018 | 9/30/2018 |
| **Funds From Operations** | | | | | |
| **Net income attributable to AHH and OP Unitholders** | **$9,869** | **$5,992** | **$6,514** | **$4,895** | **$5,669** |
| Earnings per diluted share | $0.13 | $0.08 | $0.10 | $0.07 | $0.09 |
| Depreciation and amortization[2] | 15,044 | 13,118 | 10,129 | 11,525 | 10,196 |
| Gains on dispositions of operating real estate | (3,220) [3] | - | - | (833) | - |
| Impairment of real estate assets[4] | - | - | - | 1,502 | - |
| **FFO** | **21,693** | **$19,110** | **$16,643** | **$17,089** | **$15,865** |
| FFO per diluted share | $0.29 | $0.27 | $0.25 | $0.26 | $0.24 |
| **Normalized FFO** | | | | | |
| Acquisition, development & other pursuit costs | 93 | 57 | 400 | 190 | 69 |
| Loss on extinguishment of debt | - | - | - | - | 11 |
| Impairment of intangible assets and liabilities | - | - | - | 16 | 3 |
| Severance related costs | - | - | - | 688 | - |
| Amortization of right-of-use assets - finance leases | 107 | 61 | - | - | - |
| Change in fair value of interest rate derivatives | 530 | 1,933 | 1,463 | 2,207 | (298) |
| **Normalized FFO** | **$22,423** | **$21,161** | **$18,506** | **$20,190** | **$15,650** |
| Normalized FFO per diluted share | $0.30 | $0.30 | $0.27 | $0.30 | $0.24 |
| **Adjusted FFO** | | | | | |
| Non-cash stock compensation | 323 | 327 | 689 | 55 | 252 |
| Acquisition, development & other pursuit costs | (93) | (57) | (400) | (190) | (69) |
| Tenant improvements, leasing commissions, lease incentives[5] | (2,057) | (841) | (809) | (2,447) | (899) |
| Property related capital expenditures | (1,565) | (1,983) | (1,494) | (2,961) | (884) |
| Adjustment for Annapolis Junction loan modification fee | (1,371) | (1,238) | (1,118) | 4,489 | - |
| Non-cash interest expense[6] | 425 | 509 | 304 | 289 | 270 |
| Cash ground rent payment - finance lease | (207) | (112) | - | - | - |
| GAAP Adjustments | (1,648) | (1,398) | (850) | (944) | (752) |
| **AFFO** | **$16,230** | **$16,368** | **$14,828** | **$18,481** | **$13,568** |
| AFFO per diluted share | $0.22 | $0.23 | $0.22 | $0.28 | $0.20 |
| Weighted Average Common Shares Outstanding | 53,463 | 52,451 | 50,926 | 49,726 | 49,194 |
| Weighted Average Operating Partnership ("OP") Units Outstanding | 21,080 | 18,781 | 16,993 | 17,110 | 17,168 |
| Total Weighted Average Common Shares and OP Units Outstanding | 74,543 | 71,232 | 67,919 | 66,836 | 66,362 |

(1) See definitions on pages 29-30.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) The adjustment for gain on operating real estate dispositions for the 3 months ended 9/30/2019 excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(4) Impairment of Waynesboro Commons, which was disposed on 4/1/19.
(5) Excludes development, redevelopment, and first generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

AHH
LISTED
NYSE

# Outstanding Debt

12

$ in thousands

| Debt | Stated Rate | Effective Rate as of 9/30/2019 | Maturity Date | 2019 | 2020 | 2021 | 2022 | 2023 | Thereafter | Outstanding as of 9/30/2019 |
|---|---|---|---|---|---|---|---|---|---|---|
| | | | | Debt Maturities & Principal Payments | | | | | | |
| Secured Notes Payable - Core Debt | | | | | | | | | | |
| Greenside Apartments | L+2.95% | 4.97% | Feb-2020 | - | $28,875 | | | | | $28,875 |
| 1405 Point | L+2.75% | 4.77% | May-2020 | - | 64,902 | | | | | 64,902 |
| Southgate Square | L+1.60% | 3.62% | Apr-2021 | 220 | 880 | 19,682 | | | | 20,782 |
| Encore Apartments | 3.25% | 3.25% | Sep-2021 | 123 | 504 | 24,339 | | | | 24,966 |
| 4525 Main Street | 3.25% | 3.25% | Sep-2021 | 158 | 647 | 31,229 | | | | 32,034 |
| Red Mill West | 4.23% | 4.23% | Jun-2022 | 108 | 445 | 465 | 10,387 | | | 11,405 |
| Thames Street Wharf | L+1.30% | 3.32% | Jun-2022 | - | - | - | 70,000 | | | 70,000 |
| Hanbury Village | 3.78% | 3.78% | Aug-2022 | 128 | 521 | 544 | 17,450 | | | 18,643 |
| Marketplace at Hilltop | 4.42% | 4.42% | Oct-2022 | 96 | 397 | 414 | 9,706 | | | 10,613 |
| Socastee Commons | 4.57% | 4.57% | Jan-2023 | 27 | 109 | 115 | 120 | 4,223 | | 4,594 |
| Sandbridge Commons | L+1.75% | 3.77% | Jan-2023 | 60 | 247 | 257 | 268 | 7,248 | | 8,080 |
| 249 Central Park Retail | L+1.60% | 3.85% (1) | Aug-2023 | 56 | 230 | 245 | 260 | 16,093 | | 16,884 |
| Fountain Plaza Retail | L+1.60% | 3.85% (1) | Aug-2023 | 34 | 139 | 147 | 156 | 9,684 | | 10,160 |
| South Retail | L+1.60% | 3.85% (1) | Aug-2023 | 25 | 101 | 107 | 114 | 7,065 | | 7,412 |
| One City Center | L+1.85% | 3.87% | Apr-2024 | 127 | 574 | 628 | 659 | 691 | 22,734 | 25,413 |
| Red Mill Central | 4.80% | 4.80% | Jun-2024 | 44 | 175 | 175 | 175 | 175 | 1,837 | 2,581 |
| Premier Apartments (2) | L+1.55% | 3.57% | Oct-2024 | - | 36 | 220 | 233 | 247 | 14,145 | 14,881 |
| Red Mill South | 3.57% | 3.57% | May-2025 | 74 | 304 | 315 | 327 | 338 | 4,853 | 6,211 |
| Brooks Crossing Office | L+1.60% | 3.62% | Jul-2025 | - | 237 | 587 | 609 | 631 | 12,335 | 14,399 |
| Market at Mill Creek | L+1.55% | 3.57% | Jul-2025 | 86 | 351 | 365 | 379 | 392 | 13,816 | 15,389 |
| Johns Hopkins Village | L+1.25% | 4.19% (1) | Aug-2025 | 232 | 941 | 988 | 1,031 | 1,075 | 47,765 | 52,032 |
| North Point Center Note 2 | 7.25% | 7.25% | Sep-2025 | 31 | 130 | 140 | 151 | 162 | 1,642 | 2,256 |
| Lexington Square | 4.50% | 4.50% | Sep-2028 | 62 | 256 | 268 | 280 | 293 | 13,599 | 14,758 |
| Red Mill North | 4.73% | 4.73% | Dec-2028 | 24 | 100 | 105 | 110 | 116 | 3,954 | 4,409 |
| Smith's Landing | 4.05% | 4.05% | Jun-2035 | 206 | 843 | 880 | 917 | 956 | 14,579 | 18,381 |
| Liberty Apartments | 5.66% | 5.66% | Nov-2043 | 69 | 288 | 304 | 322 | 341 | 12,910 | 14,234 |
| The Cosmopolitan | 3.35% | 3.35% | Jul-2051 | 194 | 792 | 819 | 847 | 876 | 40,368 | 43,896 |
| Total - Secured Core Debt | | | | $2,184 | $103,024 | $83,338 | $114,501 | $50,606 | $204,537 | $558,190 |
| Secured Notes Payable - Development Pipeline | | | | | | | | | | |
| Hoffler Place | L+3.24% | 5.26% | Jan-2021 | - | - | $26,597 | | | | $26,597 |
| Summit Place | L+3.24% | 5.26% | Jan-2021 | - | - | 26,950 | | | | 26,950 |
| Wills Wharf | L+2.25% | 4.27% | Jun-2023 | - | - | - | - | 17,714 | | 17,714 |
| Premier Retail (2) | L+1.55% | 3.57% | Oct-2024 | - | 18 | 110 | 117 | 124 | 7,071 | 7,440 |
| Total - Development Pipeline | | | | - | 18 | 53,657 | 117 | 17,838 | 7,071 | 78,701 |
| Total Secured Notes Payable | | | | $2,184 | $103,042 | $136,995 | $114,618 | $68,444 | $211,608 | $636,891 |
| Unsecured Core Debt | | | | | | | | | | |
| Senior Unsecured Line of Credit (2) | L+1.30%-1.85% | 3.62% | Jan-2024 | - | - | - | - | - | $110,000 | $110,000 |
| Senior Unsecured Term Loan (2) | L+1.25%-1.80% | 3.57% | Jan-2025 | - | - | - | - | - | 44,500 | 44,500 |
| Senior Unsecured Term Loan (2) | L+1.25%-1.80% | 3.55% - 4.57% (1) | Jan-2025 | - | - | - | - | - | 160,500 | 160,500 |
| Total - Unsecured Core Debt | | | | - | - | - | - | - | 315,000 | 315,000 |
| **Total Notes Payable excluding GAAP Adjustments** | | | | **$2,184** | **$103,042** | **$136,995** | **$114,618** | **$68,444** | **$526,608** | **$951,891** |
| GAAP Adjustments | | | | | | | | | | (8,520) |
| **Total Notes Payable** | | | | | | | | | | **$943,371** |

(1) Includes debt subject to interest rate swap locks.
(2) Reflects refinancing closed subsequent to quarter end.

AHH LISTED NYSE

# Debt Information

13

$ in thousands


Debt Maturities
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.7%
4.1%
3.6%
4.0%
4.0%
2019
2020
2021
2022
2023
Thereafter(1)
Fixed-Rate Debt
Variable-Rate Debt
Weighted Average Interest Rate(2)

**Total Debt Composition(1)(3)**

| | % of Debt | Weighted Average Interest Rate | Weighted Average Maturity |
|---|---|---|---|
| **Secured vs. Unsecured Debt** | | | |
| Unsecured Debt | 33.1% | 4.1% | 4.9 Yrs |
| Secured Debt | 66.9% | 4.1% | 5.9 Yrs |
| **Variable vs. Fixed-rate Debt** | | | |
| Variable-rate Debt(4) | 52.1% | 4.0% | 3.1 Yrs |
| Fixed-rate Debt(2) | 47.9% | 4.2% | 8.3 Yrs |
| Fixed-rate and Hedged Debt(2) | 84.7% | | |
| **Total** | | 4.1% | 5.6 Yrs |

(1) Includes refinancing of the credit facility and Premier, which occurred subsequent to quarter end.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes GAAP adjustments.
(4) Excludes debt subject to interest rate swap locks.

**Interest Rate Cap Agreements**

| Effective Date | Maturity Date | Strike Rate | Notional Amount |
|---|---|---|---|
| September 2017 | October 2019 | 1.50% | $50,000 |
| November 2017 | December 2019 | 1.50% | 50,000 |
| March 2018 | April 2020 | 2.25% | 50,000 |
| July 2018 | August 2020 | 2.50% | 50,000 |
| December 2018 | January 2021 | 2.75% | 50,000 |
| May 2019 | June 2022 | 2.50% | 100,000 |
| Total Interest Rate Caps | | | $350,000 |
| | | | |
| Fixed-rate Debt(2)(3) | | | 455,969 |
| Fixed-rate and Hedged Debt | | | $805,969 |
| % of Total Debt(3) | | | **84.7%** |

AHH LISTED NYSE

# Core Debt to Core EBITDA[(1)]

14

$ in thousands

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | 9/30/2019 | 6/30/2019 | 3/31/2019 | 12/31/2018 | 9/30/2018 |
| **Net income available to be allocated to AHH and OP Unitholders** | $9,869 | $5,992 | $6,514 | $4,895 | $5,669 |
| Excluding: | | | | | |
| Change in fair value of interest rate derivatives | 530 | 1,933 | 1,463 | 2,207 | (298) |
| Depreciation and amortization[(2)] | 15,044 | 13,118 | 10,129 | 11,525 | 10,196 |
| Amortization of right-of-use assets - finance leases | 107 | 61 | - | - | - |
| (Gain) Loss on operating real estate dispositions | (3,220) [(3)] | - | - | (833) | - |
| Impairment of real estate assets | - | - | - | 1,502 | - |
| Income tax provision (benefit) | (199) | (30) | (110) | 523 | (120) |
| Interest expense[(2)] | 8,624 | 7,460 | 6,042 | 5,692 | 4,677 |
| Interest expense - finance leases | 228 | 112 | - | - | - |
| Cash ground rent payment - finance leases | (207) | (112) | - | - | - |
| Loss on extinguishment of debt | - | - | - | - | 11 |
| Non-cash stock compensation | 323 | 327 | 689 | 55 | 252 |
| **Adjusted EBITDA** | $31,099 | $28,861 | $24,727 | $25,566 [(4)] | $20,387 |
| Other adjustments: | | | | | |
| Development pipeline[(2)] | (546) | (1,182) | (1,362) | (1,129) | (94) |
| (Less) Net Acquisitions/Dispositions Completed Intra-Quarter | (226) | (1,978) | - | - | - |
| **Core EBITDA** | $30,327 | $25,702 | $23,365 | $24,437 | $20,293 |
| **Total Debt[(5)]** | $951,891 | $956,068 | $744,123 | $719,179 | $660,608 |
| Adjustments to debt: | | | | | |
| (Less) Development pipeline | (78,701) | (117,440) | (138,501) | (100,268) | (64,365) |
| (Less) Net Acquisitions/Dispositions Completed Intra-Quarter | - | (170,476) | - | - | - |
| (Less) Cash & restricted cash | (47,606) | (25,961) | (18,959) | (24,051) | (20,648) |
| **Core Debt** | $825,584 | $642,191 | $586,663 | $594,860 | $575,595 |
| **Core Debt/Annualized Core EBITDA** | **6.8x** | **6.2x** | **6.3x** | **6.6x** | **7.1x** |

(1) See definitions on pages 30.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) The adjustment for gain on operating real estate dispositions excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(4) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18. These amounts are not annualized in the Core Debt/Annualized Core EBITDA calculation.
(5) Excludes GAAP Adjustments.

Capitalization & Financial Ratios 15 $ in thousands As of September 30, 2019 Debt % of Total Principal Balance Unsecured credit facility 12% $110,000 Unsecured term loans 22% 205,000 Mortgages payable 66% 636,891 Total debt $951,891 5% 16% 8% Debt Liquidation Value 40% Preferred Equity Shares Per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable 2,530 $25.00 $63,250 Perpetual Preferred Stock (NYSE: AHHPrA) 27% Common Equity % of Total Shares/Units Stock Price Market Value Equity 41% Common stock (NYSE: AHH) 72% 54,875 $18.09 $992,689 60% Common units 28% 21,167 $18.09 382,911 3% Equity market capitalization 76,042 $1,375,600 Total capitalization $2,390,741 Financial Ratios Debt Service Coverage Ratio(1) 2.9x (2) Fixed Charge Coverage Ratio 2.7x Unsecured Credit Facility Unsecured Term Loans Mortgages Payable Net Debt to Adjusted EBITDA 7.7x Core Debt to Core EBITDA 6.8x Preferred Equity Common Units Core Debt + Preferred Equity to Core EBITDA 7.3x Debt/Market capitalization 40% Liquidity Unencumbered Properties Cash on hand $47,606 % of Total Properties 59% Availability under credit facility 39,694 % of Annualized Base Rent 40% Availability under construction loan 76,815 $164,115 (1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment. (2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense. required principal repayment and preferred equity dividends.

AHH
LISTED
NYSE

# Property Portfolio

As of September 30, 2019

16

| Property | Anchor Tenant(s) | Location | Town Center | Unencumbered ABR | Year Built | Net Rentable Square Feet (RSF)[1] Core Properties | Development/ Redevelopment Properties | Total | Core Occupancy[2] | Development/ Redevelopment Leased[2] | ABR[3] | ABR per Leased SF[3] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Retail Properties** | | | | | | | | | | | | |
| 249 Central Park Retail[4] | Cheesecake Factory, Brooks Brothers, Gordon Biersch | Virginia Beach, VA | ✓ | - | 2004 | 92,710 | - | 92,710 | 82.9% | - | $2,325,959 | $30.27 |
| Alexander Pointe | Harris Teeter | Salisbury, NC | | 100% | 1997 | 57,710 | - | 57,710 | 95.1% | - | 637,508 | 11.61 |
| Bermuda Crossroads[6] | Food Lion, OfficeMax | Chester, VA | | 100% | 2001 | 122,566 | - | 122,566 | 98.4% | - | 1,749,622 | 14.51 |
| Broad Creek Shopping Center[6][9] | Food Lion, PetSmart | Norfolk, VA | | 100% | 1997/2001 | 121,504 | - | 121,504 | 95.5% | - | 2,060,879 | 17.76 |
| Broadmoor Plaza | Kroger | South Bend, IN | | 100% | 1980 | 115,059 | - | 115,059 | 97.5% | - | 1,382,468 | 12.32 |
| Brooks Crossing Retail | Various Small Shops | Newport News, VA | | 100% | 2016 | - | 18,349 | 18,349 | - | 66.3% | 169,380 | 13.92 |
| Columbus Village[6] | Barnes & Noble, Shake Shack | Virginia Beach, VA | ✓ | 100% | 1980/2013 | - | 62,362 | 62,362 | - | 84.3% | 1,556,163 | 29.59 |
| Columbus Village II | Regal Cinemas, BB&B | Virginia Beach, VA | ✓ | 100% | 1995/1996 | 92,061 | - | 92,061 | 96.7% | - | 1,595,334 | 17.92 |
| Commerce Street Retail[5] | Yard House | Virginia Beach, VA | ✓ | 100% | 2008 | 19,173 | - | 19,173 | 100.0% | - | 869,292 | 45.34 |
| Courthouse 7-Eleven | 7-Eleven | Virginia Beach, VA | | 100% | 2011 | 3,177 | - | 3,177 | 100.0% | - | 139,311 | 43.85 |
| Dick's at Town Center | Dick's Sporting Goods, USI | Virginia Beach, VA | ✓ | 100% | 2002 | 103,335 | - | 103,335 | 100.0% | - | 1,261,503 | 12.21 |
| Dimmock Square | Best Buy, Old Navy | Colonial Heights, VA | | 100% | 1998 | 106,166 | - | 106,166 | 97.2% | - | 1,777,355 | 17.23 |
| Fountain Plaza Retail | Ruth's Chris, Ann Taylor | Virginia Beach, VA | ✓ | - | 2004 | 35,961 | - | 35,961 | 100.0% | - | 1,032,770 | 28.72 |
| Gainsborough Square | Food Lion | Chesapeake, VA | | 100% | 1999 | 88,862 | - | 88,862 | 95.6% | - | 1,311,772 | 15.44 |
| Greentree Shopping Center | Various Small Shops | Chesapeake, VA | | 100% | 2014 | 15,719 | - | 15,719 | 92.6% | - | 293,359 | 20.15 |
| Hanbury Village[6] | Harris Teeter, Walgreens | Chesapeake, VA | | 32% | 2006/2009 | 116,635 | - | 116,635 | 98.6% | - | 2,510,448 | 21.82 |
| Harper Hill Commons[6] | Harris Teeter | Winston-Salem, NC | | 100% | 2004 | 96,914 | - | 96,914 | 86.9% | - | 960,490 | 11.40 |
| Harrisonburg Regal | Regal Cinemas | Harrisonburg, VA | | 100% | 1999 | 49,000 | - | 49,000 | 100.0% | - | 717,850 | 14.65 |
| Indian Lakes Crossing[6] | Harris Teeter | Virginia Beach, VA | | 100% | 2008 | 64,973 | - | 64,973 | 95.0% | - | 843,073 | 13.66 |
| Lexington Square | Lowes Foods | Lexington, SC | | - | 2017 | 85,540 | - | 85,540 | 98.2% | - | 1,813,558 | 21.59 |
| Market at Mill Creek | Lowes Foods | Mt. Pleasant, SC | | - | 2018 | 73,391 | - | 73,391 | 93.2% | - | 1,637,522 | 23.94 |
| Marketplace at Hilltop[6][9] | Total Wine, Panera | Virginia Beach, VA | | - | 2000/2001 | 117,753 | - | 117,753 | 100.0% | - | 2,680,607 | 22.76 |
| North Hampton Market | PetSmart, Hobby Lobby | Taylors, SC | | 100% | 2004 | 114,935 | - | 114,935 | 100.0% | - | 1,478,935 | 12.87 |
| North Point Center[6] | Harris Teeter, Home Depot, Costco | Durham, NC | | 88% | 1998/2009 | 494,746 | - | 494,746 | 100.0% | - | 3,842,617 | 7.77 |
| Oakland Marketplace[6] | Kroger | Oakland, TN | | 100% | 2004 | 64,538 | - | 64,538 | 100.0% | - | 478,857 | 7.42 |
| Parkway Centre | Publix | Moultrie, GA | | 100% | 2017 | 61,200 | - | 61,200 | 98.0% | - | 812,760 | 13.55 |
| Parkway Marketplace | Rite Aid | Virginia Beach, VA | | 100% | 1998 | 37,804 | - | 37,804 | 94.4% | - | 724,457 | 20.29 |
| Patterson Place | BB&B, PetSmart, DSW, AC Moore | Durham, NC | | 100% | 2004 | 160,942 | - | 160,942 | 94.3% | - | 2,411,632 | 15.89 |
| Perry Hall Marketplace | Safeway | Perry Hall, MD | | 100% | 2001 | 74,256 | - | 74,256 | 100.0% | - | 1,270,853 | 17.11 |
| Premier Retail | Williams Sonoma, Pottery Barn | Virginia Beach, VA | ✓ | - | 2018 | - | 38,798 | 38,798 | - | 75.4% | 957,730 | 32.76 |
| Providence Plaza | Cranfill, Sumner & Hartzog, Chipotle | Charlotte, NC | | 100% | 2007/2008 | 103,118 | - | 103,118 | 98.8% | - | 2,784,362 | 27.34 |
| Red Mill Commons[6] | Homegoods, Walgreens | Virginia Beach, VA | | 8% | 2000-2005 | 373,808 | - | 373,808 | 98.0% | - | 6,524,072 | 17.80 |
| Renaissance Square | Harris Teeter | Davidson, NC | | 100% | 2008 | 80,467 | - | 80,467 | 90.4% | - | 1,265,360 | 17.40 |
| Sandbridge Commons[6] | Harris Teeter | Virginia Beach, VA | | - | 2015 | 77,993 | - | 77,993 | 98.5% | - | 1,055,748 | 13.74 |
| Socastee Commons | Bi-Lo | Myrtle Beach, SC | | - | 2000/2014 | 57,273 | - | 57,273 | 96.7% | - | 632,797 | 11.43 |
| Southgate Square | Burlington, PetSmart, Michaels | Colonial Heights, VA | | - | 1991/2016 | 260,131 | - | 260,131 | 93.5% | - | 3,333,235 | 13.70 |
| South Retail | lululemon, free people, CPK | Virginia Beach, VA | ✓ | - | 2002 | 38,515 | - | 38,515 | 100.0% | - | 977,399 | 25.38 |
| South Square[6] | Ross, Petco, Office Depot | Durham, NC | | 100% | 1977/2005 | 109,590 | - | 109,590 | 95.3% | - | 1,802,015 | 17.25 |
| Southshore Shops | Buffalo Wild Wings | Chesterfield, VA | | 100% | 2006 | 40,333 | - | 40,333 | 88.8% | - | 739,420 | 20.65 |
| Stone House Square[6] | Weis Markets | Hagerstown, MD | | 100% | 2008 | 112,274 | - | 112,274 | 93.1% | - | 1,769,631 | 16.93 |
| Studio 56 Retail | McCormick & Schmick's | Virginia Beach, VA | ✓ | 100% | 2007 | 11,594 | - | 11,594 | 100.0% | - | 473,695 | 40.86 |
| Tyre Neck Harris Teeter[6][9] | Harris Teeter | Portsmouth, VA | | 100% | 2011 | 48,859 | - | 48,859 | 100.0% | - | 533,285 | 10.91 |
| Wendover Village | BB&B, T.J. Maxx, Petco | Greensboro, NC | | 100% | 2004 | 176,939 | - | 176,939 | 99.3% | - | 3,474,570 | 19.77 |
| **Total / Weighted Avg Retail Portfolio** | | | | **63%** | | **4,077,524** | **119,509** | **4,197,033** | **96.8%** | | **$66,669,653** | **$16.50** |

AHH
LISTED
NYSE

# Property Portfolio Cont.

17

As of September 30, 2019

| Office Properties | Anchor Tenant | Location | Town Center | Unencumbered ABR | Year Built | Net Rentable Square Feet (RSF)[1]: Core Properties | Net Rentable Square Feet (RSF)[1]: Development Properties | Net Rentable Square Feet (RSF)[1]: Total | Core Occupancy[2] | Development Leased[2] | ABR[3] | ABR per Leased SF[3] |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 4525 Main Street | Clark Nexsen, Anthropologie, Mythics | Virginia Beach, VA | ✓ | - | 2014 | 234,938 | - | 234,938 | 98.1% | - | $6,720,307 | $29.15 |
| Armada Hoffler Tower[4][5] | AHH, Troutman Sanders, Williams Mullen | Virginia Beach, VA | ✓ | 100% | 2002 | 324,473 | - | 324,473 | 95.8% | - | 9,022,972 | 29.01 |
| Brooks Crossing Office | Huntington Ingalls Industries | Newport News, VA | | - | 2019 | 98,061 | - | 98,061 | 100.0% | - | 1,814,129 | 18.50 |
| One Columbus[5] | BB&T, HBA | Virginia Beach, VA | ✓ | 100% | 1984 | 128,876 | - | 128,876 | 96.6% | - | 3,125,306 | 25.10 |
| One City Center | Duke University, WeWork | Durham, NC | | - | 2019 | 152,815 | - | 152,815 | 85.2% | - | 4,142,424 | 31.82 |
| Thames Street Wharf[4] | Morgan Stanley, JHU Medical | Baltimore, MD | | - | 2010 | 263,426 | - | 263,426 | 100.0% | - | 7,128,202 | 27.06 |
| Two Columbus | Hazen and Sawyer | Virginia Beach, VA | ✓ | 100% | 2009 | 108,459 | - | 108,459 | 100.0% | - | 2,895,893 | 26.70 |
| **Total / Weighted Average Office Portfolio** | | | | **43%** | | **1,311,048** | **-** | **1,311,048** | **96.6%** | | **$34,849,233** | **$27.52** |

| Multifamily | Location | Town Center | Unencumbered ABR | Year Built | Units: Core Properties | Units: Development/ Redevelopment Properties | Units: Total | Core Occupancy[2] | Development/ Redevelopment Occupancy[2] | ABR[7] | Monthly Rent per Occupied Unit |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1405 Point[8][9] | Baltimore, MD | | - | 2018 | 289 | - | 289 | 88.6% | - | $6,593,549 | $2,146.34 |
| Encore Apartments | Virginia Beach, VA | ✓ | - | 2014 | 286 | - | 286 | 98.3% | - | 4,476,648 | 1,327.59 |
| Greenside Apartments | Charlotte, NC | | - | 2018 | 225 | - | 225 | 93.8% | - | 4,016,460 | 1,586.28 |
| Hoffler Place[10] | Charleston, SC | | - | 2019 | - | 74 | 74 | - | 86.8% | 3,496,472 | 1,129.35 |
| Johns Hopkins Village[8][9][10] | Baltimore, MD | | - | 2016 | 157 | - | 157 | 99.5% | - | 7,750,968 | 1,143.21 |
| Liberty Apartments[8] | Newport News, VA | | - | 2013 | 197 | - | 197 | 95.3% | - | 2,426,808 | 1,077.20 |
| Premier Apartments | Virginia Beach, VA | ✓ | - | 2018 | 131 | - | 131 | 96.9% | - | 2,183,844 | 1,432.97 |
| Smith's Landing[9] | Blacksburg, VA | | - | 2009 | 284 | - | 284 | 100.0% | - | 4,247,978 | 1,246.47 |
| The Cosmopolitan[8] | Virginia Beach, VA | ✓ | - | 2006 | - | 342 | 342 | - | 88.4% [11] | 5,037,396 | 1,627.07 |
| **Total / Weighted Avg Multifamily Portfolio** | | | - | | **1,569** | **416** | **1,985** | **95.8%** | | **$40,230,123** | **$1,472.96** |

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of September 30, 2019, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of September 30, 2019, divided by (b) total units available, as of such date expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 30, 2019 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2019. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of September 30, 2019, the Company occupied 50,583 square feet at these three properties at an ABR of $1.6M, or $31.13 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right.

| Properties with Tenants Subject to Ground Lease | Number of Ground Leases | Square Footage Leased Pursuant to Ground Leases | ABR |
|---|---|---|---|
| Bermuda Crossroads | 2 | 11,000 | $179,685 |
| Broad Creek Shopping Center | 6 | 23,825 | 639,988 |
| Columbus Village | 1 | 3,403 | 200,000 |
| Hanbury Village | 2 | 55,586 | 1,082,118 |
| Harper Hill Commons | 1 | 41,520 | 373,680 |
| Indian Lakes Crossing | 1 | 50,311 | 592,385 |
| Marketplace at Hilltop | 2 | 5,011 | 179,843 |
| North Point Center | 4 | 280,556 | 1,146,700 |
| Oakland Marketplace | 1 | 45,000 | 186,347 |
| Red Mill Commons | 8 | 33,961 | 773,609 |
| Sandbridge Commons | 3 | 61,864 | 738,500 |
| South Square | 1 | 1,778 | 60,000 |
| Stone House Square | 1 | 3,650 | 181,500 |
| Tyre Neck Harris Teeter | 1 | 48,859 | 533,285 |
| **Total / Weighted Avg** | **34** | **666,324** | **$6,867,640** |

(7) For the properties in our multifamily portfolio, ABR is calculated by multiplying (a) base rental payments for the month ended September 30, 2019 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place and 1405 Point excludes approximately $0.3M, $0.9M, $1.1M, $0.1M and $0.3M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended September 30, 2019 by the number of occupied beds.

(11) Occupancy calculation excludes 50 units that are offline for redevelopment.

AHH LISTED NYSE

18

# Development and Redevelopment Pipeline

$ in thousands

| Projects | Property Type | Estimated[1] | % Leased or LOI | Schedule[1] Construction Start | Initial Occupancy | Stabilized Operation[2] | Estimated Cost[1] | Loan Commitment | Cost to Date | AHH Ownership % | Anchor Tenants |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Under Development** | | | | | | | | | | | |
| Southern Post Roswell, GA | Mixed-use | 138 units / 137,000 sf | - | TBD | TBD | TBD | $95,000 | TBD | $2,000 | 80%[3] | TBD |
| Summit Place (Meeting Street) Charleston, SC | Multifamily | 127 units | - | 3Q17 | 3Q20 | 4Q20 | 58,000 | 34,750 | 49,000 | 90% | NA |
| Wills Wharf Baltimore, MD | Office | 325,000 sf | 68% | 3Q18 | 1Q20 | 1Q21 | 120,000 | 76,000 | 71,000 | 100% | WeWork, Canopy by Hilton |
| | | | | Total Projects Under Development | | | 273,000 | 110,750 | 122,000 | | |
| **Delivered Not Stabilized** | | | | | | | | | | | |
| Brooks Crossing - Retail Newport News, VA | Retail | 18,000 sf | 66% | 3Q15 | 3Q16 | 4Q19 | 3,000 | - | 3,000 | 65%[3] | Misc. small shops |
| Hoffler Place (King Street) Charleston, SC | Multifamily | 74 units | 87% | 3Q17 | 3Q19 | 4Q19 | 48,000 | 31,750 | 47,000 | 93% | NA |
| Premier Retail (Town Center Phase VI) Virginia Beach, VA | Retail | 39,000 sf | 75% | 4Q16 | 3Q18 | 4Q20 | 15,000 | 8,334 | 14,000 | 100% | Williams-Sonoma, Pottery Barn |
| | | | | Total Projects Delivered Not Stabilized | | | 66,000 | 40,084 | 64,000 | | |
| | | | | Total | | | $339,000 | $150,834 | $186,000 | | |

| Redevelopment | Property Type | % Leased | Out of Service | Construction Start | Anticipated Completion | Restabilized Operation[2] | Estimated Cost[1] | Cost to Date | Projected ROI[1] | Scope |
|---|---|---|---|---|---|---|---|---|---|---|
| The Cosmopolitan Virginia Beach, VA | Multifamily | 88%[4] | 50 units | 1Q18 | 4Q20 | 1Q21 | $14,100 | $4,700 | 9% | Renovate all 342 units including upgraded finishes, new cabinetry and flooring, energy efficient appliances, and LED lighting; modernize resident clubhouse, business center, and leasing office. |
| Columbus Village I Virginia Beach, VA | Retail | 85% | 28,250 sf | 2Q19 | 4Q20 | 1Q20 | 8,900 | 7,300 | 7% | Reposition 62,000 SF center to better incorporate within Town Center and add Virginia Beach Boulevard small shop frontage along with Shake Shack, Cava, and new Barnes & Noble prototype. |
| | | | | Total Projects Under Redevelopment | | | $23,000 | $12,000 | 8% | |






Lowes

| | Q3 2019 | YTD |
|---|---|---|
| Capitalized Interest | $1,512 | $4,523 |
| Capitalized Overhead | $780 | $2,285 |

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 31.
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners.
(4) Excludes units out of service due to redevelopment.

Mezzanine Investments 19 $ in thousands Schedule(1) Principal Property % Leased Initial Mezzanine Mezzanine Mezzanine Option to Type Estimated(1) or LOI Occupancy Loan Maturity Interest Rate Financing Interest QTD Interest YTD Purchase Investments with Discounted Purchase Options Nexton Square-Phase I Retail 118,000 sf 95% 3Q19 4Q20 15% $15,000 $550 $1,583 $42,000 Summerville, SC Short Term Investments The Residences at Annapolis Junction Multifamily 416 units 91% 3Q17 4Q19 10% 38,000 969 2,809 - Annapolis Junction, MD $5M Annapolis Junction Loan Modification Fee - 1,371 3,727 - North Decatur Square (Whole Foods) Retail 86,000 sf 100% 4Q18 3Q19 15% 20,000 178 1,509 - Decatur, GA- Loan was paid off on 7/22/19 Delray Plaza (Whole Foods) Retail 83,000 sf 100% 3Q19 4Q20 15% 12,000 429 1,153 - Delray Beach, FL Solis Apartments at Interlock Multifamily 349 units NA 4Q20 3Q22 13% 20,000 595 1,567 - Atlanta, GA The Interlock Mixed-use 300,000 sf 81% 4Q20 3Q22 15% 47,000 1,595 3,425 - Atlanta, GA Total (2) $152,000 $5,687 $15,773 Mezzanine Interest Expense (1,185) (3,950) Net Mezzanine Interest Income $4,502 $11,823 (1) Represents estimates that may change as the development process proceeds. (2) Excludes GAAP adjustments.

AHH LISTED NYSE

# Acquisitions & Dispositions

20

$ in thousands

## ACQUISITIONS

| Properties | Location | Square Feet | Purchase Price[1] | Reinvested 1031 Proceeds | $ Value of OP Units/Stock[2] | Cash Cap Rate | Purchase Date | Anchor Tenants |
|---|---|---|---|---|---|---|---|---|
| Thames Street Wharf | Baltimore, MD | 263,426 | $101,000 | $ - | $ - | 7.1% | 2Q19 | Morgan Stanley, JHU Medical |
| Red Mill Commons & Marketplace at Hilltop | Virginia Beach, VA | 488,865 | 105,000 | - | 63,755 | 7.7% | 2Q19 | T.J. Maxx, Homegoods, Total Wine, Walgreens |
| Wendover Village III | Greensboro, NC | 5,286 | 2,783 | 2,424 | - | 9.2% | 1Q19 | Verizon |
| Lexington Square[3] | Lexington, SC | 85,531 | 26,758 | - | 2,624 | 6.7% | 3Q18 | Lowes Foods |
| Parkway Centre | Moultrie, GA | 61,200 | 11,200 | - | 1,624 | 6.4% | 1Q18 | Publix |
| Indian Lakes | Virginia Beach, VA | 71,020 | 14,700 | - | - | 7.1% | 1Q18 | Harris Teeter, Wawa |
| Wendover Village Outparcel | Greensboro, NC | 35,895 | 14,300 | 7,900 | - | 7.7% | 3Q17 | Panera, Rooms to Go Kids |
| Renaissance Square | Davidson, NC | 80,468 | 17,085 | - | - | 7.1% | 4Q16 | Harris Teeter |
| Columbus Village II | Virginia Beach, VA | 92,061 | 26,200 | - | 26,200 | 5.6% | 4Q16 | Regal, Bed Bath & Beyond |
| Southshore Shops | Midlothian, VA | 40,333 | 9,160 | - | 2,475 | 7.8% | 3Q16 | Buffalo Wild Wings |
| Southgate Square | Colonial Heights, VA | 220,131 | 38,585 | - | 17,485 | 7.3% | 2Q16 | PetSmart, Michael's, Burlington |
| Retail Portfolio (11 properties) | Mid-Atlantic | 1,082,681 | 170,500 | 87,000 | - | 7.2% | 1Q16 | Harris Teeter, Bed Bath & Beyond |
| Providence Plaza | Charlotte, NC | 103,118 | 26,200 | 14,000 | - | 7.3% | 3Q15 | Chipotle |
| Socastee Commons | Myrtle Beach, SC | 57,573 | 8,600 | 3,600 | - | 7.3% | 3Q15 | BiLo |
| Columbus Village | Virginia Beach, VA | 65,746 | 21,025 | - | 14,025 | 6.4% | 3Q15 | Barnes & Noble |
| Perry Hall Marketplace & Stone House Square | Maryland | 182,949 | 39,555 | 15,200 | 4,155 | 7.4% | 2Q15 | Safeway & Weis Markets |
| Dimmock Square | Colonial Heights, VA | 106,166 | 19,662 | - | 9,662 | 7.3% | 3Q14 | Old Navy, Best Buy, Pier 1 |
| **Total/Weighted Average** | | 3,042,449 | $652,313 | $130,124 | $142,005 | 7.2% | | |

## DISPOSITIONS

| Properties | Location | Square Feet/Units | Sale Price | Cash Proceeds | Gain on Sale | Cash Cap Rate | Disposition Date | Anchor Tenants |
|---|---|---|---|---|---|---|---|---|
| Lightfoot Marketplace | Williamsburg, VA | 124,715 | $30,275 | $11,800 | $4,477 (5) | 5.8% | 3Q19 | Harris Teeter |
| Indian Lakes Wawa | Virginia Beach, VA | 6,047 | 4,400 | 4,400 | - | 5.4% | 2Q18 | Wawa |
| Commonwealth of VA Buildings | Virginia Beach & Chesapeake, VA | 47,366 | 13,150 | 8,000 | 4,194 | 6.8% | 3Q17 | Commonwealth of VA |
| Greentree Wawa | Chesapeake, VA | 5,088 | 4,600 | 4,400 | 3,396 | 5.0% | 1Q17 | Wawa |
| Oyster Point[4] | Newport News, VA | 100,139 | 6,500 | - | 3,793 | 16.4% | 3Q16 | GSA |
| Non-Core Retail Portfolio | Various | 174,758 | 12,850 | 12,600 | (27) | 7.1% | 2Q16 - 3Q16 | Kroger, Family Dollar |
| Richmond Tower | Richmond, VA | 206,969 | 78,000 | 77,000 | 26,674 | 7.9% | 1Q16 | Williams Mullen |
| Oceaneering | Chesapeake, VA | 154,000 | 30,000 | 10,000 | 4,987 | 6.7% | 4Q15 | Oceaneering International |
| Whetstone Apartments | Durham, NC | 203 units | 35,625 | 17,600 | 7,210 | 5.7% | 2Q15 | NA |
| Sentara Williamsburg | Williamsburg, VA | 49,200 | 15,450 | 15,200 | 6,197 | 6.3% | 1Q15 | Sentara |
| Virginia Natural Gas | Virginia Beach, VA | 31,000 | 8,900 | 7,400 | 2,211 | 6.3% | 4Q14 | Virginia Natural Gas |
| **Total/Weighted Average** | | 899,282 sf/ 203 units | $239,750 | $168,400 | $63,112 | 7.0% | | |

(1) Contractual purchase price.
(2) Value of OP Units/Stock at issuance.
(3) Units are issuable contingent on the achievement of certain further occupancy requirements.
(4) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate.
(5) Includes JV interest in the property.

Construction Business Summary 21 $ in thousands Total Contract Work in Place as Estimated Date Highlighted Projects Location Value of 9/30/2019 Backlog of Completion Interlock Commercial Atlanta, GA $87,921 $33,370 $54,551 3Q 2020 Solis Apartments at Interlock Atlanta, GA 63,208 8,025 55,183 1Q 2021 Boulders Lakeside Apartments Chesterfield, VA 35,282 2,392 32,890 1Q 2021 Sub Total 186,411 43,787 142,624 All Other Projects 390,089 359,621 30,468 Total $576,500 $403,408 $173,092 Gross Profit Summary Trailing 12 Q3 2019 Months(1) (Unaudited) Revenue $27,638 $82,239 Expense (26,446) (75,009) Gross Profit $1,192 $7,230 (1) Includes gain on non-operating real estate of $3.4M for the three months ended 12/31/18.

AHH LISTED NYSE

# Same Store NOI by Segment

22

$ in thousands

(Reconciliation to GAAP located in appendix on pg. 35)

| | Three months ended | | | | Nine months ended | | | |
|---|---|---|---|---|---|---|---|---|
| | 9/30/2019 | 9/30/2018 | $ Change | % Change | 9/30/2019 | 9/30/2018 | $ Change | % Change |
| | (Unaudited) | | | | (Unaudited) | | | |
| **Office**[(1)] | | | | | | | | |
| Revenue | $5,394 | $5,149 | $245 | 4.8% | $16,148 | $15,537 | $611 | 3.9% |
| Expenses[(2)] | 2,077 | 1,972 | 105 | 5.3% | 5,798 | 5,670 | 128 | 2.3% |
| Net Operating Income | 3,317 | 3,177 | 140 | 4.4% | 10,350 | 9,867 | 483 | 4.9% |
| **Retail**[(1)] | | | | | | | | |
| Revenue | 15,006 | 14,529 | 477 | 3.3% | 43,282 | 42,263 | 1,019 | 2.4% |
| Expenses[(2)] | 3,401 | 3,407 | (6) | -0.2% | 9,865 | 9,698 | 167 | 1.7% |
| Net Operating Income | 11,605 | 11,122 | 483 | 4.3% | 33,417 | 32,565 | 852 | 2.6% |
| **Multifamily**[(1)] | | | | | | | | |
| Revenue | 5,474 | 4,876 | 598 | 12.3% | 16,299 | 14,754 | 1,545 | 10.5% |
| Expenses[(2)] | 2,323 | 2,167 | 156 | 7.2% | 6,452 | 6,204 | 248 | 4.0% |
| Net Operating Income | 3,151 | 2,709 | 442 | 16.3% | 9,847 | 8,550 | 1,297 | 15.2% |
| **Same Store Net Operating Income (NOI)** | $18,073 | $17,008 | $1,065 | 6.3% | $53,614 | $50,982 | $2,632 | 5.2% |
| GAAP Adjustments | (377) | (373) | (4) | | (1,508) | (1,373) | (135) | |
| **Same store portfolio NOI, cash basis** | $17,696 | $16,635 | $1,061 | 6.4% | $52,106 | $49,609 | $2,497 | 5.0% |
| **NOI, Cash Basis:** | | | | | | | | |
| Office | $3,159 | $2,724 | $435 | 16.0% | $9,486 | $8,810 | $676 | 7.7% |
| Retail | 11,429 | 11,021 | 408 | 3.7% | 33,014 | 32,202 | 812 | 2.5% |
| Multifamily | 3,108 | 2,890 | 218 | 7.5% | 9,606 | 8,597 | 1,009 | 11.7% |
| | $17,696 | $16,635 | $1,061 | 6.4% | $52,106 | $49,609 | $2,497 | 5.0% |
| **NOI:** | | | | | | | | |
| Office | 3,317 | $3,177 | $140 | 4.4% | $10,350 | $9,867 | $483 | 4.9% |
| Retail | 11,605 | 11,122 | 483 | 4.3% | 33,417 | 32,565 | 852 | 2.6% |
| Multifamily | 3,151 | 2,709 | 442 | 16.3% | 9,847 | 8,550 | 1,297 | 15.2% |
| | $18,073 | $17,008 | $1,065 | 6.3% | $53,614 | $50,982 | $2,632 | 5.2% |

(1) See page 32 for Same Store vs. Non – Same Store Properties.

(2) Excludes expenses associated with the Company's in house asset management division of $634K and $494K for the 3 months ended 9/30/2019 & 9/30/2018, respectively, and $1.8M and $1.5M for the 9 months ended 9/30/2019 & 9/30/2018, respectively.

AHH LISTED NYSE

# Top 10 Tenants by ABR[1]

23

$ in thousands
As of September 30, 2019

**Office Portfolio**

| Tenant | Number of Leases | Lease Expiration | Annualized Base Rent | % of Office Portfolio Annualized Base Rent | % of Total Portfolio Annualized Base Rent |
|---|---|---|---|---|---|
| Morgan Stanley | 2 | 2023 ; 2027 | $ 5,761 | 16.5% | 4.1% |
| Clark Nexsen | 1 | 2029 | 2,639 | 7.6% | 1.9% |
| WeWork | 1 | 2034 | 2,204 | 6.3% | 1.6% |
| Duke University | 1 | 2029 | 1,540 | 4.4% | 1.1% |
| Huntington Ingalls | 1 | 2029 | 1,513 | 4.3% | 1.1% |
| Mythics | 1 | 2030 | 1,187 | 3.4% | 0.8% |
| Johns Hopkins Medicine | 1 | 2023 | 1,118 | 3.2% | 0.8% |
| Hampton University | 2 | 2019 ; 2024 | 1,085 | 3.1% | 0.8% |
| Pender & Coward | 1 | 2030 | 904 | 2.6% | 0.6% |
| Kimley-Horn | 1 | 2027 | 894 | 2.6% | 0.6% |
| **Top 10 Total** | | | **$ 18,845** | **54.0%** | **13.4%** |

**Retail Portfolio**

| Tenant | Number of Leases | Lease Expiration | Annualized Base Rent | % of Retail Portfolio Annualized Base Rent | % of Total Portfolio Annualized Base Rent |
|---|---|---|---|---|---|
| Harris Teeter/Kroger | 10 | 2020 - 2035 | $ 5,645 | 8.5% | 4.0% |
| Lowes Foods | 2 | 2037 ; 2039 | 1,976 | 3.0% | 1.4% |
| Regal Cinemas | 2 | 2022 ; 2024 | 1,713 | 2.6% | 1.2% |
| Bed, Bath, & Beyond | 4 | 2022 - 2025 | 1,677 | 2.5% | 1.2% |
| PetSmart | 5 | 2020 - 2025 | 1,438 | 2.2% | 1.0% |
| Food Lion | 3 | 2022 - 2024 | 1,291 | 1.9% | 0.9% |
| Petco | 4 | 2022 - 2030 | 877 | 1.3% | 0.6% |
| Dick's Sporting Goods[2] | 1 | 2020 | 840 | 1.3% | 0.6% |
| Weis Markets | 1 | 2028 | 802 | 1.2% | 0.6% |
| Ross Dress for Less | 2 | 2022 ; 2025 | 762 | 1.1% | 0.5% |
| **Top 10 Total** | | | **$ 17,021** | **25.6%** | **12.0%** |

(1) Includes leases from the development properties that have been delivered, but not stabilized.
(2) Dick's Sporting Goods notified the Company it will not renew its lease beyond January 31, 2020.

Office Lease Summary 24 Renewal Lease Summary GAAP Cash Number of Weighted Leases Net Rentable Leases Net Rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed SF Signed Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q3 2019 1 1,120 4 26,201 $38.50 $37.00 4.1% $38.50 $37.00 4.1% 2.00 $1,725 $1.54 Q2 2019 1 30,009 1 5,253 20.37 21.71 -6.1% 19.00 23.77 -20.1% 5.00 114,589 3.82 Q1 2019 1 11,995 3 15,865 24.92 21.30 17.0% 23.76 23.18 2.5% 5.00 164,879 13.75 Q4 2018 3 5,490 2 1,915 26.13 24.97 4.6% 26.50 26.27 0.9% 3.86 165,800 30.20 New Lease Summary(1) Number of Cash Weighted Leases Net Rentable Contractual Average TI & LC Quarter Signed SF Signed Rent per SF Lease Term TI & LC per SF Q3 2019 7 21,345 $24.73 5.30 $716,641 $33.57 Q2 2019 4 22,712 27.11 8.60 1,122,865 49.44 Q1 2019 4 15,889 25.07 4.88 498,213 31.36 Q4 2018 1 1,242 24.00 5.21 13,585 10.94 (1) Excludes leases from properties in development.

Office Lease Expirations 25 As of September 30, 2019 Square Footage % Portfolio % of Portfolio Annualized Base Number of Leases of Leases Net Rentable Annualized Base Annualized Rent per Leased Year Expiring Expiring(1) Square Feet Rent(1) Base Rent Square Foot Available - 44,859 3.4% $ - - $ - M-T-M 2 - - 2,400 - - 2019 4 26,368 2.0% 843,453 2.4% 31.99 2020 11 29,014 2.2% 865,089 2.5% 29.82 2021 12 61,576 4.7% 1,738,218 5.0% 28.23 2022 11 77,259 5.9% 2,197,357 6.3% 28.44 2023 13 115,580 8.8% 3,128,967 9.0% 27.07 2024 11 136,575 10.4% 3,420,643 9.8% 25.05 2025 9 79,931 6.1% 2,223,357 6.4% 27.82 2026 7 34,500 2.6% 877,469 2.5% 25.43 2027 4 244,864 18.7% 6,921,178 19.9% 28.27 2028 6 63,319 4.8% 1,753,256 5.0% 27.69 2029 8 244,498 18.6% 6,187,929 17.8% 25.31 Thereafter 6 152,705 11.8% 4,689,916 13.4% 30.71 Total / Weighted Average 104 1,311,048 100.0% $34,849,232 100.0% $ 27.52 300,000 25.0% 250,000 20.0% Square Feet % of Portfolio 200,000 Under Lease ABR 15.0% 150,000 2,500 or less 3% 10.0% 2,501-10,000 14% 100,000 10,001-20,000 17% 50,000 5.0% 20,001-40,000 21% 40,001-100,000 29% - 0.0% Greater than 100,000 16% Office Portfolio Total 100% Leased Square Feet % ABR of Office Portfolio (1) Includes leases from the development properties that have been delivered, but not stabilized.

Retail Lease Summary 26 Renewal Lease Summary GAAP Cash Number of Weighted Leases Net Rentable Net Rentable SF Contractual Prior Rent per Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed SF Signed Leases Expiring Expiring Rent per SF SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q3 2019 28 201,931 8 14,338 $16.44 $15.47 6.3% $16.32 $15.72 3.9% 5.14 $568,379 $2.81 Q2 2019 19 193,546 12 36,364 13.37 12.64 5.7% 13.37 12.84 4.1% 4.87 137,547 0.71 Q1 2019 24 128,088 11 30,729 16.08 15.25 5.5% 15.96 15.43 3.4% 5.36 123,414 0.96 Q4 2018 23 169,261 13 67,429 15.91 15.14 5.0% 15.78 15.36 2.8% 3.98 175,816 1.04 New Lease Summary(1) Number of Weighted Leases Net Rentable Cash Contractual Average Lease TI & LC Quarter Signed SF Signed Rent per SF Term (yrs) TI & LC per SF Q3 2019 5 14,720 $20.60 9.60 $733,422 $49.82 Q2 2019 7 31,696 27.36 9.41 1,857,154 58.59 Q1 2019 3 4,001 16.10 4.89 22,127 5.53 Q4 2018 7 60,363 15.09 10.83 2,710,665 44.91 (1) Excludes leases from properties in development and redevelopment.

AHH LISTED NYSE

# Retail Lease Expirations

As of September 30, 2019

27

| Year | Number of Leases Expiring | Square Footage of Leases Expiring[1] | % Portfolio Net Rentable Square Feet | Annualized Base Rent[1] | % of Portfolio Annualized Base Rent | Annualized Base Rent per Leased Square Foot |
|---|---|---|---|---|---|---|
| Available | - | 156,883 | 3.7% | $ - | - | $ - |
| M-T-M | 3 | 5,300 | 0.1% | 120,191 | 0.2% | 22.68 |
| 2019 | 15 | 36,069 | 0.9% | 814,697 | 1.2% | 22.59 |
| 2020 | 70 | 437,232 | 10.4% | 6,090,660 | 9.1% | 13.93 |
| 2021 | 87 | 341,263 | 8.1% | 6,636,755 | 10.0% | 19.45 |
| 2022 | 91 | 522,320 | 12.4% | 8,832,991 | 13.2% | 16.91 |
| 2023 | 87 | 505,606 | 12.0% | 8,319,940 | 12.5% | 16.46 |
| 2024 | 83 | 523,166 | 12.5% | 8,421,569 | 12.6% | 16.10 |
| 2025 | 46 | 476,884 | 11.4% | 6,360,447 | 9.5% | 13.34 |
| 2026 | 28 | 172,729 | 4.1% | 3,348,245 | 5.0% | 19.38 |
| 2027 | 20 | 130,740 | 3.1% | 2,796,397 | 4.2% | 21.39 |
| 2028 | 25 | 254,999 | 6.1% | 3,574,086 | 5.4% | 14.02 |
| 2029 | 22 | 106,653 | 2.5% | 2,112,930 | 3.2% | 19.81 |
| Thereafter | 31 | 527,189 | 12.6% | 9,240,746 | 13.9% | 17.53 |
| **Total / Weighted Average** | **608** | **4,197,033** | **100.0%** | **$66,669,654** | **100.0%** | **$16.50** |



600,000
500,000
400,000
300,000
200,000
100,000
-
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Leased Square Feet
% ABR of Retail Portfolio

| Square Feet Under Lease | % of Portfolio ABR |
|---|---|
| 2,500 or less | 15% |
| 2,501-10,000 | 33% |
| 10,001-20,000 | 15% |
| 20,001-40,000 | 14% |
| 40,001-100,000 | 22% |
| Greater than 100,000 | 1% |
| **Retail Portfolio Total** | **100%** |

(1) Includes leases from properties in development.

28 Appendix Definitions & Reconciliations

Definitions 29 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

Definitions 30 ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

Definitions 31 SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH LISTED NYSE

# Same Store vs. Non-Same Store Properties

32

| | Three Months Ended 9/30/2019 to 2018 | | Nine Months Ended 9/30/2019 to 2018 | |
|---|---|---|---|---|
| | Same Store | Non-Same Store | Same Store | Non-Same Store |
| **Retail Properties** | | | | |
| 249 Central Park Retail | X | | X | |
| Alexander Pointe | X | | X | |
| Bermuda Crossroads | X | | X | |
| Broad Creek Shopping Center | | X | | X |
| Broadmoor Plaza | X | | X | |
| Brooks Crossing (Retail) | | X | | X |
| Columbus Village | | X | | X |
| Columbus Village II | X | | X | |
| Commerce Street Retail | X | | X | |
| Courthouse 7-Eleven | X | | X | |
| Dick's at Town Center | X | | X | |
| Dimmock Square | X | | X | |
| Greentree Shopping Center | X | | X | |
| Fountain Plaza Retail | X | | X | |
| Gainsborough Square | X | | X | |
| Hanbury Village | X | | X | |
| Harper Hill Commons | X | | X | |
| Harrisonburg Regal | X | | X | |
| Indian Lakes Crossing | X | | | X |
| Lexington Square | | X | | X |
| Market at Mill Creek | | X | | X |
| Marketplace at Hilltop | | X | | X |
| North Hampton Market | X | | X | |
| North Point Center | X | | X | |
| Oakland Marketplace | X | | X | |
| Parkway Centre | X | | | X |
| Parkway Marketplace | X | | X | |
| Patterson Place | X | | X | |
| Perry Hall Marketplace | X | | X | |
| Premier Retail | | X | | X |
| Providence Plaza | X | | X | |

| | Three Months Ended 9/30/2019 to 2018 | | Nine Months Ended 9/30/2019 to 2018 | |
|---|---|---|---|---|
| | Same Store | Non-Same Store | Same Store | Non-Same Store |
| **Retail Properties (Continued)** | | | | |
| Red Mill Commons | | X | | X |
| Renaissance Square | X | | X | |
| Sandbridge Commons | X | | X | |
| Socastee Commons | X | | X | |
| South Retail | X | | X | |
| South Square | X | | X | |
| Southgate Square | X | | X | |
| Southshore Shops | X | | X | |
| Stone House Square | X | | X | |
| Studio 56 Retail | X | | X | |
| Tyre Neck Harris Teeter | X | | X | |
| Wendover Village | X | | X | |
| Wendover Village II | X | | X | |
| Wendover Village III | | X | | X |
| **Office Properties** | | | | |
| 4525 Main Street | X | | X | |
| Armada Hoffler Tower | X | | X | |
| Brooks Crossing (Office) | | X | | X |
| One City Center | | X | | X |
| One Columbus | X | | X | |
| Thames Street Wharf | | X | | X |
| Two Columbus | X | | X | |
| **Multifamily Properties** | | | | |
| 1405 Point | | X | | X |
| Encore Apartments | X | | X | |
| Greenside Apartments | | X | | X |
| Hoffler Place | | X | | X |
| Johns Hopkins Village | X | | X | |
| Liberty Apartments | X | | X | |
| Premier Apartments | | X | | X |
| Smith's Landing | X | | X | |
| The Cosmopolitan | | X | | X |

33 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 9/30 Nine months ended 9/30 2019 2018 2019 2018 Office Same Store(1) Rental revenues $5,394 $5,149 $16,148 $15,537 Property expenses 2,077 1,972 5,798 5,670 NOI 3,317 3,177 10,350 9,867 Non-Same Store NOI(2) 3,072 (94) 4,454 (284) Segment NOI $6,389 $3,083 $14,804 $9,583 Retail Same Store(1) Rental revenues $15,006 $14,529 $43,282 $42,263 Property expenses 3,401 3,407 9,865 9,698 NOI 11,605 11,122 33,417 32,565 Non-Same Store NOI(2) 3,840 1,346 9,350 4,671 Segment NOI $15,445 $12,468 $42,767 $37,236 Multifamily Same Store(1) Rental revenues $5,474 $4,876 $16,299 $14,754 Property expenses 2,323 2,167 6,452 6,204 NOI 3,151 2,709 9,847 8,550 Non-Same Store NOI(2) 3,131 727 6,715 2,421 Segment NOI $6,282 $3,436 $16,562 $10,971 Total Property Portfolio NOI $28,116 $18,987 $74,133 $57,790 (1) See page 32 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the company’s in house asset management division.

34 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 9/30/2019 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $2,783 $12,897 $3,921 $19,601 GAAP Adjustments 488 578 145 1,211 Elimination of intercompany rent (116) - - (116) NOI $3,155 $13,475 $4,066 $20,696 Town Center of Virginia Beach NOI - Cash Basis $3,324 $2,020 $1,862 $7,206 GAAP Adjustments 159 (129) (5) 25 Elimination of intercompany rent (246) (104) - (350) NOI $3,237 $1,787 $1,857 $6,881 NOI Diversified Portfolio $3,155 $13,475 $4,066 $20,696 Town Center of Virginia Beach 3,237 1,787 1,857 6,881 Unstabilized Properties (3) 183 359 539 Total Property Portfolio NOI $6,389 $15,445 $6,282 $28,116

AHH LISTED NYSE

# Reconciliation to GAAP Net Income

35

$ in thousands

Three months ended 9/30/2019

| | Office | Retail | Multifamily | Total Rental Properties | General Contracting & Real Estate Services | Total |
|---|---|---|---|---|---|---|
| Segment revenues | $10,283 | $20,780 | $11,157 | $42,220 | $27,638 | $69,858 |
| Segment expenses | 3,894 | 5,335 | 4,875 | 14,104 | 26,446 | 40,550 |
| Net operating income | $6,389 | $15,445 | $6,282 | $28,116 | $1,192 | $29,308 |
| Depreciation and amortization | | | | | | (15,452) |
| Amortization of right-of-use assets - finance leases | | | | | | (107) |
| General and administrative expenses | | | | | | (2,977) |
| Acquisition, development and other pursuit costs | | | | | | (93) |
| Gain on real estate dispositions | | | | | | 4,699 |
| Interest income | | | | | | 5,710 |
| Interest expense | | | | | | (8,828) |
| Interest expense - finance leases | | | | | | (228) |
| Change in fair value of interest rate derivatives | | | | | | (530) |
| Other income | | | | | | 362 |
| Income tax benefit (provision) | | | | | | 199 |
| Net income | | | | | | $12,063 |
| Net loss attributable to noncontrolling interest in investment entities | | | | | | (960) |
| Preferred stock dividends | | | | | | (1,234) |
| **Net income attributable to AHH and OP Unitholders** | | | | | | $9,869 |

Nine months ended 9/30/2019

| | Office | Retail | Multifamily | Total Rental Properties | General Contracting & Real Estate Services | Total |
|---|---|---|---|---|---|---|
| Segment revenues | $23,220 | $57,273 | $29,014 | $109,507 | $66,118 | $175,625 |
| Segment expenses | 8,416 | 14,506 | 12,452 | 35,374 | 62,855 | 98,229 |
| Net operating income | $14,804 | $42,767 | $16,562 | $74,133 | $3,263 | $77,396 |
| Depreciation and amortization | | | | | | (38,834) |
| Amortization of right-of-use assets - finance leases | | | | | | (168) |
| General and administrative expenses | | | | | | (9,329) |
| Acquisition, development and other pursuit costs | | | | | | (550) |
| Gain on real estate dispositions | | | | | | 4,699 |
| Interest income | | | | | | 16,622 |
| Interest expense | | | | | | (22,205) |
| Interest expense - finance leases | | | | | | (340) |
| Equity in income of unconsolidated real estate entities | | | | | | 273 |
| Change in fair value of interest rate derivatives | | | | | | (3,926) |
| Other income | | | | | | 426 |
| Income tax benefit (provision) | | | | | | 339 |
| Net income | | | | | | $24,403 |
| Net loss attributable to noncontrolling interest in investment entities | | | | | | (640) |
| Preferred stock dividends | | | | | | (1,388) |
| **Net income attributable to AHH and OP Unitholders** | | | | | | $22,375 |